EXHIBIT 23.2
                                                                    ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 26, 2001 included in ON Technology Corporation's Form 10-K for the year ended December 31, 2000.

                                                  ARTHUR ANDERSEN LLP


                                                   /s/ ARTHUR ANDERSEN LLP
                                                  ------------------------------

Boston, Massachusetts
January 8, 2002